UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 21, 2023

Vistagen Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54014	20-5093315
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

343 Allerton Ave. South San Francisco, California 94080
(Address of principal executive offices)

(650) 577-3600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VTGN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 21, 2023, Vistagen Therapeutics, Inc. (the “Company”) announced the appointment of Ms. Cynthia Anderson, C.P.A., as the Company’s Chief Financial Officer. Ms. Anderson replaces Mr. Jerrold Dotson upon his retirement, effective August 21, 2023, as previously reported. A copy of the press release announcing Ms. Anderson’s appointment is attached to this Current Report on Form 8-K as Exhibit 99.1.

Ms. Anderson, age 54, has over 15 years of senior leadership experience in the biopharmaceutical industry. Prior to joining the Company, Ms. Anderson served as Chief Accounting Officer for Alnylam Pharmaceuticals, Inc. (NASDAQ: ALNY), a position she held from 2019 to 2023. From 2011 to 2019, Ms. Anderson served in senior financial reporting roles at Alexion Pharmaceuticals, Inc. Ms. Anderson also previously served as an Audit Senior Manager at Ernst & Young LLP and in various audit roles at PricewaterhouseCoopers LLP. Ms. Anderson holds a B.S. in Business Administration from the University of Connecticut, and a Master of Science in Accounting from the University of Texas at Dallas. She is a certified public accountant (C.P.A.), having earned that status in Texas.

There are no arrangements or understandings between Ms. Anderson and any other person pursuant to which she was appointed as the Company’s Chief Financial Officer, and Ms. Anderson is not a participant in any related party transaction required to be reported pursuant to Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits Index

Exhibit No.	Description

99.1	Press Release issued by Vistagen Therapeutics, Inc., dated August 22, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Vistagen Therapeutics, Inc.

Date: August 22, 2023	By:	/s/ Shawn K. Singh
Shawn K. Singh Chief Executive Officer